4Q and YE 2025 Earnings Presentation February 2026 Copyright © 2025 agilon health. Confidential internal document containing proprietary information. Do not distribute.

2 Disclaimers and Forward-Looking Statements FORWARD-LOOKING STATEMENTS AND OTHER INFORMATION Statements in this presentation that are not historical factual statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” or the negative versions of these words or other comparable terms. Examples of forward-looking statements include, among other things: statements regarding our transformation initiatives and their anticipated benefits, expectations related to operating and financial results, expected revenue, medical costs, net income and gross profit, total and average membership, Adjusted EBITDA, Medical Margin, geography entry costs and other financial projections and assumptions, including our first quarter of fiscal year 2026 guidance. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be outside our control. These risks and uncertainties that could cause actual results and outcomes to differ from those reflected in forward-looking statements include, but are not limited to: our history of net losses and the expectation that our expenses will increase in the future; failure to identify and develop successful new geographies, physician partners and payors, or execute upon our growth initiatives; success in executing our operating strategies or achieving results consistent with our historical performance; medical expenses incurred on behalf of our members may exceed revenues we receive; our ability to maintain and secure additional contracts with Medicare Advantage payors on favorable terms, if at all; our ability to grow new physician partner relationships sufficient to recover startup costs; availability of additional capital, on acceptable terms or at all, to support our business in the future; significant reduction in our membership; transition to a Total Care Model may be challenging for physician partners; inaccuracy in estimates of our members’ risk adjustment factors, medical services expense, incurred but not reported claims, and earnings pursuant to payor contracts; public health crises, such as pandemics or epidemics, could adversely affect us; the impact of restrictive clauses or exclusivity provisions in some of our contracts with physician partners; our ability to hire and retain qualified personnel; our ability to realize the full value of our intangible assets; security breaches, cybersecurity attacks, loss of data and other disruptions to our information systems; our ability to protect the confidentiality of our know-how and other proprietary and internally developed information; our reliance on our subsidiaries to perform and fund their operations; our use of algorithms, artificial intelligence and machine learning in our business and challenges with properly managing the development and use of these technologies; our reliance on a limited number of key payors; the limited terms of contracts with our payors and our ability to renew them upon expiration; our ability to navigate the changing healthcare payor market; our reliance on our payors, physician partners and other providers to operate our business; our ability to obtain accurate and complete diagnosis data; our reliance on third-party software, data, infrastructure and bandwidth; consolidation and competition in the healthcare industry; the impact of changes to, and dependence on, federal government healthcare programs; uncertain or adverse economic and macroeconomic conditions, including a downturn or decrease in government expenditures; regulation of the healthcare industry and our and our physician partners’ ability to comply with such laws and regulations; federal and state investigations, audits and enforcement actions; repayment obligations arising out of payor audits; negative publicity regarding the managed healthcare industry generally; our use, disclosure and processing of personally identifiable information, protected health information, and de-identified data; failure to obtain or maintain an insurance license, a certificate of authority or an equivalent authorization; changes in tax laws and regulations, or changes in related judgments or assumptions; our indebtedness and our potential to incur more debt; our dependence on our subsidiaries for cash to fund all of our operations and expenses; provisions in our governing documents; our ability to achieve a return on investment depends on appreciation in the price of our common stock; lawsuits not covered by insurance and securities class action litigation; sustainability issues; our stock price may be volatile; non-compliance with the New York Stock Exchange could result in a delisting of our securities; risks related to management transitions, including the search for a permanent Chief Executive Officer, and our ability to effectively manage leadership changes; and risks related to other factors discussed in our filings with the Securities and Exchange Commission (the “SEC”), including the factors discussed under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which can be found at the SEC’s website at www.sec.gov. Additionally, ongoing implementation of performance initiatives, leadership changes, and dynamic market conditions create additional uncertainty regarding our future operating and financial performance. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made. NON-GAAP FINANCIAL MEASURES This presentation includes references to non‐GAAP financial measures, including but not limited to Medical Margin and Adjusted EBITDA. We believe medical margin and Adjusted EBITDA help identify underlying trends in our business and facilitate evaluation of period-to-period operating performance of our operations by eliminating items that are variable in nature and not considered by us in the evaluation of ongoing operating performance, allowing comparison of our recurring core business operating results over multiple periods. We also believe Medical Margin and Adjusted EBITDA provide useful information about our operating results, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to key metrics we use for financial and operational decision-making. We believe Medical Margin and Adjusted EBITDA or similarly titled non-GAAP measures are widely used by investors, securities analysts, ratings agencies, and other parties in evaluating companies in our industry as a measure of financial performance. Other companies may calculate Medical Margin and Adjusted EBITDA or similarly titled non-GAAP measures differently from the way we calculate these metrics. As a result, our presentation of Medical Margin and Adjusted EBITDA may not be comparable to similarly titled measures of other companies, limiting their usefulness as comparative measures Medical Margin and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as an alternative to GAAP measures or other financial statement data presented in agilon’s consolidated financial statements. Reconciliation of such non-GAAP measures to the applicable GAAP measures are set forth in the appendix. TRADEMARKS All rights to the trademarks included herein, other than the Company’s trademarks, belong to their respective owners and our use hereof does not imply any endorsement by the owners of these trademarks.

# 2026 Improvement Supported by Execution Across Key Strategic Initiatives

## Improved Executional Rigor Focused on Urgency, Accountability, and Performance

### Payor & Data

- Improved data visibility to ~85% of membership
- Contract execution
  - Improved Percentage of Premium
  - Reduced Part D Risk to <15%
  - Enhanced Quality Incentives

### Performance

- 75% of agilon members in 4+ Star plans for Payment Year 2027 (PY27)
- agilon specific performance delivers 4.2 consolidated stars on average for Payment Year 2027 (PY27)
- Clinical pathways expansion and execution

### Cost Discipline

- Reduced Operating Expenses by $35M for 2026
- Operating discipline aligned with key priorities

### Financial Strength

- Strong balance sheet with ~$285M[1] in cash & short-term investments
- Extended credit facility to 2028 supported by existing lenders
- Expect to close 2026 with $125M+[2]

**'26 Performance Supported by Favorable Contracting, Positive Rates, and Operating Discipline**

Note[1]: Excludes $91M in ACO REACH entities cash
Note[2]: Includes cash in ACO REACH entities

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Quarter Ending December 31, 2025 ($M) Year Ending December 31, 2025 ($M) Medicare Advantage Members 511,000 511,000 ACO Model Members 114,000 114,000 Total Members Live on Platform 625,000 625,000 Avg. Medicare Advantage Members 540,000 510,000 Total Revenues $1,569 $5,933 Gross Profit (Loss) ($91) ($160) Medical Margin ($74) ($57) Net Income (Loss) ($189) ($391) Adjusted EBITDA ($142) ($296) Geography Entry Costs $9 $26 Q4 & FY 2025 Financial Performance 4

5 Quarter Ending March 31, 2026 ($M) Year Ending December 31, 2026 ($M) Medicare Advantage Members 431,000 – 441,000 425,000 – 435,000 ACO Model Members 105,000 – 110,000 100,000 – 105,000 Total Members Live on Platform 536,000 – 551,000 525,000 – 540,000 Avg. Medicare Advantage Members 430,000 – 440,000 427,000 – 437,000 Total Revenues $1,350 – $1,390 $5,410 – $5,580 Medical Margin $115 – $130 $300 – $350 Adjusted EBITDA $35 – $45 ($15) – $15 Geography Entry Costs $3 – $3 $15 – $15 2026 Financial Outlook Note: We have not reconciled guidance for Medical Margin to Gross Profit (Loss) or Adjusted EBITDA to net income (loss), the most comparable GAAP measures, and have not provided forward-looking guidance for Gross Profit (Loss) or net income (loss) in each case because of the uncertainty around certain items that may impact Gross Profit (Loss) or net income (loss), including non-cash stock-based compensation, which cannot be predicted without unreasonable effort.

# Expected Drivers of 2026 Performance

| Medical Margin | Anticipated Impact | Comments |
|---|---|---|
| CMS Final '26 Rate | 9%+ | Begins to meaningfully address recent high cost and utilization trends |
| Contracting | POP increase<br>Part D Exposure <15% | Positive economics across the majority of our membership; exited payor contracts representing ~50K member that did not meet our minimal medical margin threshold |
| RAF | Positive | Improved baseline visibility from enhanced data pipeline covering 85% of membership, combined with advances in BOI and clinical pathway initiatives anticipated to exceed V28 hurdle. |
| Quality | Positive | Increased incentives tied to quality performance; potential opportunity to more than double 2025 contribution |
| Cost Trend | ~7.5% gross; ~7% net | Expect continued elevated cost trend partially offset by payor bids |
| Payor Bids | 50bps improvement | Favorable impact expected from changes in benefit design including increased premiums, MOOP, and deductibles as well as reduced benefits. |
| **Operating Expense** | | |
| OPEX Cost Initiatives | $35M+ | $35 million estimated cost reduction impact in '26 - Cost rationalization from better alignment of incentives with our PCP partners, as well as a reduction in overhead and vendor costs. |
| **Adjusted EBITDA** | | |
| ACO REACH | Negative | Expect strong performance but changes to program expected to reduce YoY profitability |

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7 Membership Bridge – FY2025 to 2026 Guide Membership Guidance Bridge for Full Year 2026 MA Membership • Completion of exits from legacy underperforming partnerships. • Portfolio optimization across payor and network provider arrangements. • Growth focused on profitability and limited downside arrangements. • Includes 25K members under no downside care coordination agreements ACO REACH/MSSP Membership • Completion of exits from select legacy partnerships. • Existing market impact reflects the targeted transition of three markets from REACH to MSSP (~22K members). 114K (6K) (5K) 103K 2025 Actual Partnerships/ Contract Exits Existing Markets 2026 Guide (Mid-point) 511K (34K) (50K) (18K) 20K 430K 2025 Actual Partnerships/ Contract Exits Payer Terms Network Optimization Growth 2026 Guide (Mid-point)

# Medical Margin Bridge – FY2025 to 2026 Guide

## Medical Margin Guidance Bridge for Full Year 2026



($57M)
$60M
$53M
$56M
$500M
$127M
$22M
($380M)
$325M
2025 Actual (GAAP)
Exited Markets
PYD
Pro Forma 2025 Step Off
Rate Update
Payor Contracting
BOI
Medical Costs
2026 Guide (Mid-point)

**2026 Key Highlights**

- 2026 guidance reflects a structurally stronger earnings base derived from comprehensive business transformation initiatives.
- Step-up driven primarily by improved rate environment and disciplined re-contracting.
- Drivers:
  - Payor contracting focused on deeper partnerships and improved premium economics better aligned with AGL value creation.
  - Growth assumptions remain prudent, with expected BOI up ~0.4% above v28.
  - Medical cost trend assumptions remain conservative at ~7% net.
  - 2026 focus is on optimization, margin durability, and disciplined execution.

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# Adjusted EBITDA Bridge – FY2025 to 2026 Guide Midpoint

## Adjusted EBITDA Guidance Bridge for Full Year 2026


($296M)
$59M
$27M
($210M)
$194M
($19M)
$35M
$0M
2025 Actual (GAAP)
Exited Markets
PYD
Pro Forma 2025 Step Off
Medical Margin Impacts
REACH EBITDA
G&A Reductions/ Other
2026 Guide (Mid-point)

**2026 Key Highlights**

- While 2026 benefits from improved rates, earnings durability is driven by corrected fundamentals, improved risk selection through markets and payor contracts, and a materially leaner operating model.
- $296M improvement to breakeven Adjusted EBITDA.
  - Underpinned by contracted rate and payor economics.
  - Driven by executed margin actions and realized G&A reductions.
  - REACH YoY impact reflects a structural CMS model change; still expect positive performance in the range of $20M-$25M.
  - Reset cost structure supports durable earnings; continue to focus on cost optimization

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10 Non-GAAP Reconciliations

11 Non-GAAP Reconciliations (Dollars in thousands) Three Months Ended December 31, 2025 Twelve Months Ended December 31, 2025 Gross profit (loss)(1) $ (90,670) $ (160,021) Other operating revenue (2,505) (11,235) Other medical expenses 18,846 114,691 Medical margin $ (74,329) $ (56,565) 1) Gross profit (loss) is defined as total revenues less medical services expenses and other medical expense. Medical Margin

12 Non-GAAP Reconciliations (Dollars in thousands) Three Months Ended December 31, 2025 Twelve Months Ended December 31, 2025 Net income (loss)(1) $ (188,882) $ (391,347) (Income) loss from discontinued operations, net of income taxes — (14,000) Interest expense 1,716 6,641 Income tax expense (benefit) 1,324 1,251 Depreciation and amortization 6,969 28,594 Impairments 36,085 36,085 Severance and related costs 1,339 6,075 Stock-based compensation expense 9,520 49,119 EBITDA adjustment related to equity method investments(2) 27,127 43,304 Other(3) (37,095) (61,877) Adjusted EBITDA $ (141,897) $ (296,155) 1. Includes direct geography entry costs, including investments to develop and expand our platform and costs in geographies that are in implementation and are not yet generating revenue and investments to grow existing markets. For the three months ended December 31, 2025, (i) $2.8 million are included in other medical expenses and (ii) $6.5 million are included in general and administrative expenses. For the twelve months ended December 31, 2025, (i) $3.7 million are included in other medical expenses and (ii) $22.2 million are included in general and administrative expenses. 2. Includes elimination of certain administrative services provided by agilon health, inc. to equity method investments. 3. Includes interest income, transaction-related costs and elimination of certain administrative services provided by agilon health, inc. to equity method investments. Adjusted EBITDA